UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 NW 82nd Avenue Miami, Florida	33166

(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726

(Registrant’s telephone number, including area code)

Item 7(c). Exhibits

     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated April 26, 2004, reporting Ryder System, Inc.’s financial results for the three months ended March 31, 2004.

Exhibit 99.2	Presentation prepared for a conference call and webcast held on April 26, 2004, relating to Ryder System, Inc.’s financial results for the three months ended March 31, 2004.

Item 12. Results of Operation and Financial Condition

     On April 26, 2004, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the three months ended March 31, 2004 (the “Press Release”). The Company hosted a conference call and webcast on April 26, 2004, during which a presentation was made on the Company’s financial results for the three months ended March 31, 2004 (the “Presentation”). The Press Release and the Presentation are available on the Company’s website and are attached hereto as Exhibits 99.1 and 99.2, respectively.

     The information in this Report, including Exhibits 99.1 and 99.2, are being furnished pursuant to Item 12 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Tracy A. Leinbach
Tracy A. Leinbach, Executive
Vice President and Chief Financial Officer

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